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                                   PROSPECTUS
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U.S. GLOBAL ACCOLADE FUNDS

EASTERN EUROPEAN FUND

PROSPECTUS
FEBRUARY 28, 2002,
AMENDED JUNE 5, 2002

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                   [USGI LOGO]

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                                    CONTENTS

     RISK/RETURN SUMMARY ............................................   1

     PERFORMANCE ....................................................   3

     FEES AND EXPENSES ..............................................   4

     PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS ..............   5

     FUND MANAGEMENT ................................................  13

     HOW TO BUY SHARES ..............................................  14

     HOW TO SELL (REDEEM) SHARES ....................................  18

     HOW TO EXCHANGE SHARES .........................................  19

     IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS ..........  20

     OTHER INFORMATION ABOUT YOUR ACCOUNT ...........................  23

     ADDITIONAL INVESTOR SERVICES ...................................  23

     DISTRIBUTIONS AND TAXES ........................................  24

     FINANCIAL HIGHLIGHTS ...........................................  25


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RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The Eastern European Fund seeks long-term growth of capital.

The fund's trustees may change the objective without a shareholder vote upon a 30-day written notice. If there is a material change to the fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

The fund is a series of U.S. Global Accolade Funds (trust). The sub-adviser for the fund is Charlemagne Capital Limited (Sub-Adviser).

MAIN INVESTMENT STRATEGIES

The fund is a diversified portfolio of the common stocks of companies located in the emerging markets of Eastern Europe. In general, Eastern European countries are in the early stages of industrial, economic, or capital market development. Eastern European countries may include countries that were, until recently, governed by communist governments or countries that, for any other reason, have failed to achieve levels of industrial production, market activity, or other measures of economic development typical of the developed European countries. Although the fund may invest in any Eastern European country, it currently focuses its investment in companies located in Russia, Poland, the Czech Republic, Hungary, Croatia, Slovenia and the Slovak Republic.

While the fund may invest in companies of any size and in any sector, it will emphasize companies that are large capitalization companies relative to the size of their local markets and generally have local brand name recognition in their industry. The fund may also, from time-to-time, invest a significant amount of its total assets in certain sectors such as oil and gas, financial services, technology, etc.

MAIN RISKS

The fund is designed for long-term investors who can accept the special risks of investing in Eastern European countries that are not typically associated with investing in more established economies or securities markets. You should carefully consider your ability to assume these risks before making an investment in the fund. An investment in shares of the fund is not a complete investment program. The fund is speculative and is not appropriate for all investors. You may lose money by investing in the fund.

MARKET RISK

The fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common

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stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the fund's shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the fund, and you could lose money.

PORTFOLIO MANAGEMENT

The skill of the Sub-Adviser will play a significant role in its analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks, and other matters.

FOREIGN SECURITIES/EMERGING MARKETS

The fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors including fluctuations in currency exchange rates; political, social, or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets, which includes those countries in which the fund primarily invests. Political and economic structures in Eastern European countries are in their infancy and developing rapidly, and such countries may lack the political, social, and economic stability characteristic of more developed countries. In addition, Eastern European securities markets are substantially smaller, less liquid, and significantly more volatile than securities markets in the U.S. or Western Europe. The fund's share price will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

While the Sub-Adviser's investment focus is on companies in Eastern Europe that are large-capitalization companies in their local markets, these companies may be small by the standards of U.S. or Western European stock market capitalization. The stocks of such companies often fluctuate in price to a greater degree than stocks of larger companies in more developed markets.

GEOGRAPHIC CONCENTRATION - EASTERN EUROPE

The fund concentrates its investments in companies located in Eastern Europe. Because of this, companies in the fund's portfolio may react similarly to political, social, and economic developments in any of the Eastern European countries. For example, many companies in the same region may be dependent on related government fiscal policies. Companies may be adversely affected by new or unanticipated legislative changes that could affect the value of such companies and, therefore, the fund's share price. The fund's returns and share price may be more volatile than those of a less concentrated portfolio.

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PERFORMANCE

The following bar chart and table show the variability of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart below shows changes in the fund's performance from year to year.

ANNUAL TOTAL RETURNS (AS OF DECEMBER 31 EACH YEAR)

     [GRAPHIC: Bar chart plotted from data in table below]

     ANNUAL TOTAL RETURNS (AS OF DECEMBER 31 EACH YEAR)

     1998 .....  -25.31%
     1999 .....   29.70%
     2000 .....  -21.42%
     2001 .....   19.39%

     Best quarter shown in the bar chart above:
     28.62% in fourth quarter 1999

     Worst quarter shown in the bar chart above:
     (26.00)% in third quarter 1998

The table below compares the fund's average annual returns for the last year, as well as for the life of the fund, to those of unmanaged indexes.

     AVERAGE ANNUAL TOTAL RETURNS                     SINCE
     (FOR THE PERIODS ENDING                      INCEPTION
     DECEMBER 31, 2001)                              1 YEAR       3/31/97
     --------------------------------             ---------       -------
     EASTERN EUROPEAN FUND
      Return Before Taxes                            19.39%        0.44%
      Return After Taxes on
       Distributions                                 19.39%        0.40%
      Return After Taxes on
       Distributions and Sale of
       Fund Shares                                   11.81%        0.33%
      S&P 500 Index*                                (11.88)%      10.66%
      ING Barings Emerging Markets-
       Eastern European Index**                       2.48%       (8.22)%

      ------------------
      * The S&P 500 Index is a widely recognized index of common stock prices of U.S. Companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

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      ** The ING Barings Emerging Markets-Eastern European Index is
         comprised of individual companies representative of the Eastern European markets. The returns for the ING Barings Emerging Markets-Eastern European Index reflect no deduction for fees, expenses or taxes. These returns reflect simple appreciation only and do not show the effect of dividend reinvestment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Past performance, before and after taxes, does not guarantee future results.

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES--DIRECT FEES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund. If you sell shares and request your money by wire transfer, there is a $10 fee. Your bank may also charge a fee for receiving wires.

     Maximum sales charge (load) imposed on purchases ..........   None
     Account closing fee*                                           $10
     Administrative exchange fee ...............................    $ 5
     Short-term trader's fee (If shares are
      exchanged or redeemed in less than 180 days)** ...........  2.00%
     Small Account Fee*** ......................................    $24

     ---------------
     *    Does not apply to exchanges.

     ** Percentage of value of shares redeemed or exchanged. The fund reserves the right to waive these fees for certain retirement plans.

     *** $6.00 per quarter. (See "Account Minimum" section for exemptions and other pertinent information).

ANNUAL FUND OPERATING EXPENSES--INDIRECT FEES

Fund operating expenses are paid out of the fund's assets and are reflected in the fund's share price and dividends. These costs are paid indirectly by shareholders. "Other Expenses" include fund expenses such as custodian, accounting, and transfer agent fees.

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The figures below show operating expenses as a percentage of the fund's net assets during the fiscal year ended October 31, 2001.

     Management fees ............................................   1.25%
     Distribution (12b-1) fees ..................................   0.25%
     Other expenses .............................................   4.93%
     Total annual fund operating expenses .......................   6.43%


EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

This hypothetical example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. The example assumes that:

      +  You invest $10,000.

      +  Your investment has a 5% annual return.*

      +  The fund's operating expenses and returns remain the same.*

      +  All dividends and distributions are reinvested.

      You would pay the following expenses if you redeemed all of your shares at the end of the periods shown:

      1 YEAR              3 YEARS             5 YEARS             10 YEARS
      ------              -------             -------             --------
       $648               $1,898              $3,112               $5,998

      You would pay the following expenses if you did not redeem your shares:

      1 YEAR              3 YEARS             5 YEARS             10 YEARS
      ------              -------             -------             --------
      $ 638               $1,888              $3,102               $5,998

      ---------------
      * Actual annual returns and fund operating expenses may be greater or less than those provided for in the assumptions.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section takes a closer look at the fund's principal investment strategies and certain risks of investing in the fund.

INVESTMENT PROCESS

The Sub-Adviser for the fund is Charlemagne Capital Limited. The Sub-Adviser uses a top down asset allocation model that attempts to identify the countries within the region that offer the most potential, with a stock selection model that attempts to select the companies within each country that meet the Sub-adviser's investment requirements. Although the Sub-Adviser's decision may be based on various factors, among
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the most important include the political and economic environment within each of the Eastern European countries. The Sub-Adviser then selects companies in each of those countries that it believes offer growth-oriented investment opportunities. In doing so, the Sub-Adviser considers such factors as the effect that the transition from a command economy to a market economy is likely to have on those companies. The Sub-Adviser considers the same criteria when making decisions to sell assets held by the fund. Additionally, when making decisions to sell the Sub-Adviser may consider material price changes and superior investment opportunities.

GENERAL PORTFOLIO POLICIES

PRINCIPAL TYPES OF INVESTMENTS AND RELATED RISKS

Under normal circumstances, the fund will invest at least 80% of its net assets in investments in Eastern Europe (as defined below). The fund will normally invest primarily in equity securities (including common stock, preferred stock, and securities convertible into common or preferred stock) of companies located in Eastern European countries. The fund may invest without limit in any country in Eastern Europe and in any sector within the Eastern European region. The fund currently invests in companies located in Russia, Poland, the Czech Republic, Hungary, Croatia, Slovenia and the Slovak Republic. The fund may invest up to 20% of its assets in securities, including debt securities, of governments and companies located anywhere in the world.

The fund will consider investments in Eastern Europe to be the following:

(1) securities of issuers that are organized under the laws of any Eastern European country or have a principal office in an Eastern European country,

(2) securities of issuers that derive 50% or more of their revenues from business in Eastern European countries, or have at least 50% of their assets in Eastern European countries; or

(3) equity securities that are traded principally on a securities exchange in an Eastern European country. (For this purpose, investment companies that invest principally in securities of companies located in one or more Eastern European countries will also be considered to be located in an Eastern European country, as will American Depository Receipts (ADRs) and

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     Global Depository Receipts (GDRs) with respect to the securities of companies located in Eastern European countries.)

(4) The Sub-Adviser considers the following countries to be in the Eastern European region: Albania, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovak Republic, Slovenia, Ukraine.

(5) The fund may also invest up to 20% of its assets in countries throughout the world.

FOREIGN SECURITIES

The fund may invest substantially all of its assets in the common stocks and other equity securities of foreign issuers. Investments in foreign securities involve greater risks than investments in domestic securities. These risks are generally intensified in emerging markets, which includes those countries in which the fund primarily invests. These risks include:

* CURRENCY RISK. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When the fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

* POLITICAL, SOCIAL, AND ECONOMIC RISK. Foreign investments may be subject to heightened political, social, and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund's assets from that country.

* REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign companies may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

* MARKET RISK. Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may

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   require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

* TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those of domestic transactions.

GEOGRAPHIC CONCENTRATION - EASTERN EUROPE

Political and economic structures in many Eastern European countries are in their infancy and developing rapidly, and such countries may lack the social, political, and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund's investment in Eastern European countries. As a result, the risks normally associated with investing in any foreign country may be heightened in Eastern European countries. For example, the small size and inexperience of the securities markets in Eastern European countries and the limited volume of trading in securities in those markets may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets. In addition, Eastern European countries have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain Eastern European countries and it may be difficult, as a result, to assess the value or prospects of an investment in such companies. These factors may make it more difficult for the fund to calculate an accurate net asset value on a daily basis and to respond to significant shareholder redemptions.

Many of the countries in which the fund invests experienced extremely high rates of inflation, particularly between 1990 and 1996 when central planning was first being replaced by the capitalist free market system. As a consequence, the exchange rates of such countries experienced significant depreciation relative to the U.S. dollar. While the inflation experience of such countries has generally improved significantly in recent times, there can be no assurance that such improvement will be sustained. Consequently, the possibility of significant loss arising from foreign currency depreciation must be considered as a serious risk.

In addition to the special risks common to most Eastern European countries described above, each individual Eastern

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European country also necessarily involves special risks that may be unique to that country. Following is a brief description of special risks that may be incurred when the fund invests in the Czech Republic, Hungary, Poland, Russia, and the Slovak Republic.

THE CZECH REPUBLIC. The Czech Republic was formerly governed by a communist regime. In 1989, a market-oriented reform process began. The market-oriented economy in the Czech Republic is young and still evolving. These reforms leave many uncertainties regarding market and legal issues.

The Czech Republic has instituted substantial privatization since 1992, when the first wave of privatization began. Information suggests that dominant or majority shareholders now control many of the larger privatized companies and that further restructuring is likely. Members of management and owners of these companies are often less experienced than managers and owners of companies in Western European and U.S. markets. Additionally, securities markets on which the securities of these companies are traded are in their infancy.

The legal system of the Czech Republic is still evolving. Bankruptcy laws have been liberalized, giving creditors more power to force bankruptcies. The number of bankruptcies, while still relatively low, is increasing each year. Laws exist regulating direct and indirect foreign investment, as well as repatriation of profits and income, and are subject to change at any time. Tax laws include provisions for both value-added taxes and income taxes. Courts of law are expected to, but may not, enforce the legal rights of private parties.

The Czech Republic is currently negotiating European Union (EU) entry. In order to become eligible for acceptance into the EU, the country needs to adopt 32 chapters of European legislation. If adopted, this may reduce some of the relative risks of investing in the Czech Republic.

HUNGARY. Hungary, formerly governed by a communist regime, tried unsuccessfully to implement market-oriented reforms in 1968. Beginning in 1989, Hungary again undertook transformation to a market-oriented economy. These reforms are still relatively recent and leave many uncertainties regarding economic and legal issues. Privatization in Hungary has been substantial but is not yet complete.

Owners and managers of Hungarian enterprises are often less experienced with market economies than owners and managers of companies in Western European and U.S. markets.

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The securities markets on which the securities of these companies are traded are in their infancy.

Laws governing taxation, bankruptcy, restrictions on foreign investments and enforcement of judgments are subject to change.

Hungary is currently negotiating European Union (EU) entry. In order to become eligible for acceptance into the EU, the country needs to adopt 32 chapters of European legislation. If adopted, this will bring Hungarian legislation in many critical areas into line with the legislation in Western Europe, reducing some of the risks of investing there.

POLAND. Poland began market-oriented reforms in 1981. In late 1989, more comprehensive reforms were enacted. Most small enterprises have been privatized. Privatization of larger entities has been a slower process, delayed by disputes regarding the compensation of fund managers and the role of investment funds charged with privatizing industry. Foreign direct investment is very high, with foreign investors investing $27.8 billion in the domestic economy in the last five years.

A 1991 law permitted the formation of mutual funds in Poland. The Warsaw Stock Exchange also opened in 1991 and has grown dramatically, becoming one of the most liquid markets in Eastern Europe. However, it is a young market with a capitalization much lower than the capitalization of markets in Western Europe and the U.S.

Legal reforms have been instituted and laws regarding investments are published on a routine basis. However, important court decisions are not always accessible to practitioners. While there are currently no obstacles to foreign ownership of securities and profits may be repatriated, these laws may be changed anytime without notice.

Poland is currently negotiating European Union (EU) entry. In order to become eligible for acceptance into the EU, the country needs to adopt 32 chapters of European legislation. If adopted, this will bring Polish legislation in many critical areas into line with the legislation in Western Europe, reducing some of the risks of investing there.

RUSSIA. Russia, as a member of the Soviet Union, began reforms under "perestroika" in 1985. After the collapse of the Soviet Union, Russia accelerated market-oriented reforms. Privatization began in 1992, and economic conditions stabilized. The transition process suffered a major setback in

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August 1998, when the Russian government defaulted on its ruble-denominated sovereign debt. This action has negatively affected Russian borrowers' ability to access international capital markets and has had a damaging impact on the Russian economy. Privatization of Russian industry is now largely complete.

There is also speculation that organized crime exerts significant influence on Russian industry. Concentrated ownership and control of Russian companies limits the ability of outsiders to influence corporate governance. Legal reforms to protect stockholders' rights have been implemented, but stock markets remain underdeveloped and illiquid.

Privatization of agricultural land has been unsuccessful due to disputes between executive and legislative branches regarding property rights. To date, the Russian government has not authorized any form of property restitution.

Russian industry is in need of restructuring to close outdated facilities and increase investment in technology and management. Financial institutions do not allocate capital in an efficient manner. Bankruptcy laws are restrictive and offer little protection to creditors. Foreign creditors must file insolvency claims through Russian subsidiaries. Bankruptcies remain rare.

The Russian system of taxation deters investment and hinders financial stability by concentrating on the taxation of industry with relatively little emphasis on individual taxation. A new tax system was adopted in 2001, but the impact of the new tax scheme remains uncertain.

Slovak Republic. Slovak Republic was formerly governed by a communist regime. In 1989, a market-oriented reform process began. The market-oriented economy in the Slovak Republic is young and still evolving, and its markets are fragmented and lack liquidity. These reforms leave many uncertainties regarding economic and legal issues.

The Slovak Republic's path toward privatization differs from the path of the Czech Republic. The Slovakian government has issued bonds that can be held until maturity, sold immediately, or redeemed for shares of stock in companies being privatized. This method of privatization creates uncertainty about future restructuring that may occur as bonds are sold and/or converted.

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Owners and managers of Slovakian enterprises are often less experienced with market economies than owners and managers of companies in Western European and American markets. The securities markets on which the securities of these companies are traded are also in their infancy.

Laws regarding bankruptcy, taxation, and foreign ownership of Slovakian enterprises are evolving and may be changed dramatically at any time. Import and export regulations are minimal.

The Slovak Republic is currently negotiating European Union (EU) entry. In order to become eligible for acceptance into the EU, the country needs to adopt 32 chapters of European legislation. If adopted, this will bring Slovakian legislation in many critical areas into line with the legislation in Western Europe, reducing some of the risks of investing there.

OTHER TYPES OF INVESTMENTS, RELATED RISKS, AND CONSIDERATIONS

While not principal strategies, the fund, to a limited extent, may invest in preferred stock and convertible securities, may engage in strategic transactions (including futures, options and foreign forward currency transactions), may invest in money market instruments, may lend portfolio securities, may hold temporary investments such as repurchase agreements, may invest in illiquid securities and the securities of investment companies, and may purchase securities on a when-issued or delayed-delivery basis. The risks of these types of instruments and strategies are described in the Statement of Additional Information.

For temporary defensive purposes, the fund may invest up to 100% of its assets in (1) money market instruments, deposits, or such other high-grade, short-term investments in local Eastern European country currencies as are considered appropriate at the time; (2) U.S. Government bills, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or (3) repurchase agreements. When the fund is in a defensive investment position, it may not achieve its investment objective.

The Sub-Adviser may sell the fund's portfolio securities without regard to holding periods if such transactions are in the best interests of the fund. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs, and may also result in taxable capital gains. Tax and transaction costs lower the fund's effective return for investors. The fund's historical portfolio turnover rates are noted under Financial Highlights.

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FUND MANAGEMENT

INVESTMENT ADVISER

U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, (Adviser) furnishes investment advice and manages the fund's business affairs. The Adviser was organized in 1968 and serves as investment adviser to U.S. Global Investors Funds, a family of mutual funds with approximately $1.2 billion in assets. For the fiscal year ended October 31, 2001, the Adviser was paid a fee of 1.25% of average net assets in the fund. The Sub-Adviser and the Adviser have agreed to apply all management fees to the distribution and marketing of the fund.

SUB-ADVISER

Effective February 28, 1997, the Adviser and the fund contracted with Regent Fund Management Limited Barbados to serve as Sub-Adviser for the fund. The Sub-Adviser is wholly owned by iRegent Group Limited, which was established in 1990 and is a holding company of a financial services group with operations in Hong Kong, London, Moscow, Kiev and Warsaw and with associations with financial investment companies in certain other countries. iRegent Group Limited spun off Charlemagne Capital Limited in the summer of 2000; however, the controlling ownership of Charlemagne Capital Limited has remained the same. Charlemagne Capital is located at Ugland House, South Church Street, Georgetown, Grand Cayman.

The Sub-Adviser manages the composition of the portfolio and furnishes the fund advice and recommendations with respect to its investments and its investment program and strategy. In consideration for such services, the Adviser shares the management fee (net of expense reimbursements and waivers, if any) with the Sub-Adviser. The fund is not responsible for paying any portion of the Sub-Adviser's fees. The Sub-Adviser has managed this U.S. registered mutual fund portfolio since March 1997. It has experience managing, and continues to manage, offshore funds, private investment companies, and separate accounts for institutions and high-net-worth individuals.

Adviser and Sub-Adviser investment personnel may invest in securities for their own accounts according to codes of ethics that establish procedures for personal investing and restrict certain transactions.

PORTFOLIO MANAGER

The fund's investments are managed by a portfolio management team that meets regularly to review portfolio holdings and to discuss purchase and sale activity. Mr. Andrew Wiles

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has been the team leader for the Fund since September 2000. Mr. Wiles has worked for Charlemagne Capital (UK) Limited (formerly Regent Fund Management (UK) Ltd.) for five years heading the management team responsible for public equity investments in Russia and Eastern/Central Europe. Before joining Regent, he was employed by Buchanan Partners, a London-based global emerging markets hedge fund, where he was responsible for the GDR trading program. Mr. Wiles is a member of the Institute of Investment Management and Research.

Mr. Stefan Bottcher joined the funds management team in 2001. Mr. Bottcher is Director of Portfolio Investments for Charlemagne Capital (UK), Ltd. and is responsible for regional products. Prior to joining Charlemagne, Mr. Bottcher was Executive Director and Head of Emerging Markets for Schroders. Prior to joining Schroders, Mr. Bottcher was employed at Fleming Investment Management for nine years, the last five of which he served as Head of their Emerging Europe Group.

DISTRIBUTION PLAN

The fund has adopted a 12b-1 plan that allows the fund to pay or reimburse the Adviser, its affiliates and others for shareholder services and promotional expenses. Because this fee is continually paid out of the fund's assets, over time it will increase the cost of your investment and may potentially cost you more than other types of sales charges. For the fiscal year ended October 31, 2001, fees paid by the fund under this plan were 0.25% of fund net assets.

HOW TO BUY SHARES

MINIMUMS

                                             INITIAL           SUBSEQUENT
                                          INVESTMENT           INVESTMENT

      Regular account                         $5,000               $50
      ABC Investment Plan(R)                  $1,000              $100
      Custodial accounts for minors           $1,000               $50
      Retirement account                        None              None

Minimum investments may be waived at the discretion of the officers of the trust.

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SEND NEW ACCOUNT APPLICATIONS TO

     Shareholder Services
     U.S. Global Investors, Inc.
     P.O. Box 781234
     San Antonio, TX 78278-1234

BY MAIL

*  Read this prospectus.

*  Fill out the application if you are opening a new account.

* Make the check payable to the EASTERN EUROPEAN FUND for the amount you want to invest.

*  Send the completed application and a check in the envelope provided.

* To add to an existing account, be sure to include your account number on your check and mail it with the investment slip found on your confirmation statement.

BY PHONE

* We automatically grant all shareholders telephone exchange privileges unless you decline them explicitly in writing.

* If you already have a U.S. GLOBAL account, you may purchase additional shares by telephone order.

*  You must pay for them within seven business days.

*  Telephone purchases are not available for U.S. Global retirement accounts.

* Telephone purchase orders may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed.

ONLINE PURCHASE OF SHARES

* You can visit our website, www.usfunds.com, to add to your investment portfolio from your bank account. See our website or call 1-800-US-FUNDS for more information. Online purchases may not exceed $50,000.

* If you are opening a new account, you may fill out the online purchase section of the application. For existing accounts, please request and complete the Online Purchase application which may be downloaded from our website at www.usfunds.com.

* For new accounts, send in your application to U.S. Global along with your initial purchase.

* Once your online purchase privilege is established, you may go to the Account Access section of our website at www.usfunds.com.

 * U.S. Global Accolade Funds automatically withdraws monies from your bank account to settle your transaction.

 * Shares purchased online are not available until the tenth business day after the purchase or when your ACH clears, if later.

BY WIRE

 * Call 1-800-US-FUNDS for current wire instructions and a confirmation number.

BY ABC INVESTMENT PLAN(R)

 * To purchase more shares automatically each month, fill out the ABC Investment Plan(R) form.

 * U.S. GLOBAL automatically withdraws monies from your bank account monthly.

 * See details on the application.

IMPORTANT NOTES ABOUT PAYING FOR YOUR SHARES

Your check must be made payable to the EASTERN EUROPEAN FUND.

You may not purchase shares by credit card or third-party checks.

You may not exchange shares purchased by telephone until the fund has received and accepted payment and has posted it to your account.

Checks drawn on foreign banks will not be invested until the collection process is complete.

The fund will cancel unpaid telephone orders and you will be responsible for any decline in price of the shares that may be collected from shares of any affiliated funds you own.

If a check or ACH investment is returned unpaid due to nonsufficient funds, stop payment, or other reasons, the fund will charge you $20, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the fund reserves the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire or cashier's check accompanies the investment request.

Any expenses charged to the fund for collection procedures will be deducted from the amount invested.

EFFECTIVE TIME FOR PURCHASE OR REDEMPTION ORDERS

Purchases of shares in the fund require payment by check or wire at the time the order is received except for telephone purchases, which require payment within seven business days after the order is received and accepted.

If you purchase shares by check, you can sell (redeem) those shares beginning ten business days after your check is received by Shareholder Services--you can exchange into other U.S. Global funds at any time. The fund reserves the right to refuse to honor redemptions if your check has not cleared. Redemptions or exchanges out of a fund may be subject to a trader's fee. See Fees and Expenses for details.

Orders to purchase shares received after the close of the New York Stock Exchange (NYSE), (typically, 4:00 p.m. Eastern time), will not become effective until the next business day.

An order to establish a new account and purchase shares of the fund will become effective, if accepted, at the time the fund next determines its net asset value
(NAV) per share after the fund's transfer agent has received:

*  a completed and signed application, and

*  a check or wire transfer for the full amount.

If you already have an EASTERN EUROPEAN FUND account, your order to purchase shares, if accepted, will become effective at the time the fund next determines NAV after the transfer agent receives your written request or telephone order.

In all cases, the shares purchased will be priced at the NAV per share next determined after the time of effectiveness.

All purchases of shares are subject to acceptance by the fund and are not binding until accepted.

HOW TO SELL (REDEEM) SHARES

* Send a written request showing your account number and the dollar amount or number of shares you are redeeming to the address shown under "How to Buy Shares."

* Each registered shareholder must sign your request, with the signature(s) appearing exactly as it does on your account registration.

*  Redemptions of more than $15,000 require a signature guarantee.

* A signature guarantee may be required in other situations. See "Signature Guarantee/Other Documentation."

* If you have an identically registered account in a U.S. Global money market fund with checkwriting privileges, you may call the fund and direct an exchange of your Eastern European Fund shares into your existing money market fund account. You may then write a check against your money market fund account.

* Telephone redemptions are not available for equity funds or shares held in retirement accounts by the fund.

* The fund may pay for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash. The fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund's assets, whichever is less.

IMPORTANT NOTES ABOUT REDEEMING YOUR SHARES

* Generally, we will send payment for your redeemed shares to you within two business days after your redemption request has been received and accepted by the fund.

* You may receive payment for redeemed shares via wire. To elect these services, send the fund a written request giving your bank information with signature guarantee for all registered owners. See Signature Guarantee/Other Documentation.

* You will be charged $10 for a wire transfer. International wire charges will be higher.

* We will usually send a wire transfer the next business day after receipt of your order.

* Proceeds from the redemption of shares purchased by check may be delayed until full payment for the shares has been received and cleared, which may take up to ten business days from the purchase date.

* To protect shareholders from the expense burden of excessive trading, the fund charges 2.00% of the value of shares redeemed or exchanged when the shares are held less than 180 days.

*  Upon closing your account, you will be charged a $10 account closing fee.

HOW TO EXCHANGE SHARES

When exchanging shares into other funds in the U.S. Global family of funds:

* Each account must be registered identically; each must have the same signatures and addresses.

* You will be charged $5 by the transfer agent for each exchange out of any fund account.

* Retirement accounts administered by the Adviser or its agents may exchange up to three times per calendar quarter at no charge. (Short-term trading fee may apply.)

* You may exchange shares using the automated telephone system, speaking to an investment representative, using our website, www.usfunds.com, or by mail. Certain restrictions apply. Please call 1-800-US-FUNDS for more details.

* Exchanges made on our website, www.usfunds.com, must be between your existing accounts.

* You are responsible for obtaining and reading the prospectus for the fund into which you are exchanging.

* Exchanges result in the sale of one fund's shares and the purchase of another fund's shares, which is usually a taxable event to you.

* Exchanges into any new fund are subject to that fund's initial and subsequent investment minimums.

* Exchanges out of the fund of shares held less than one month are subject to the short-term trading fee equal to 2.00% of the value of shares exchanged.

* An exchange order is effective when the exchange request is received by the funds, except that exchanges into and out of the Gold Shares and/or World Precious Minerals Funds are not permitted after the earlier of 3:00 p.m. Eastern time or the close of the NYSE, after which the exchange order will be effective on the next business day.

* Exchanges may be delayed until such time as the proceeds from the sale of the fund out of which you wish to exchange are available to the fund, which could take up to ten business days. In general, the fund expects to exercise this right to delay the effectiveness of the purchase only on exchanges of $50,000 or more. If your purchase will be delayed, you will be notified immediately.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

THE FUND RESERVES THE FOLLOWING RIGHTS

* To modify or eliminate any special purchase or redemption services or privileges.

* To hold redemption proceeds for up to ten business days or longer if permitted by the SEC.

*  To waive investment minimums or account minimum fees.

*  To refuse any application, investment, or exchange.

*  To require a signature guarantee or any other documentation.

* To freeze any account and suspend account services when notice is received that there is a dispute between registered or beneficial owners or there is reason to believe a fraudulent transaction may occur.

ACCOUNT MINIMUMS

MINIMUM-BALANCE FEE

If, for any reason, your account balance is below $5,000 on the last business day of the calendar quarter, a minimum-balance fee of $6 will be deducted from your account.

The funds reserve the right to close your account and send you the proceeds if your balance drops below $5,000 anytime during the quarter. You will receive, however, a 30-day written notice before the fund takes any redemption action. During that time, you may buy more shares to bring your account above the minimum. If you do not, the fund may sell your shares at the net asset value on the day the account is closed, and the minimum-balance fee will be deducted from the proceeds.

MINIMUM-BALANCE FEES AND INVOLUNTARY REDEMPTIONS DO NOT APPLY TO:

* Shareholders whose combined fund assets in the U.S. Global complex equal $25,000 or more on the day the fee is assessed. Total assets are determined by aggregating accounts registered under the same social security number or taxpayer identification number.

*  ABC Investment Plan(R) accounts.

*  Retirement accounts.

*  Custodial accounts for minors.

NET ASSET VALUE (NAV) CALCULATION

The price at which you buy, sell or exchange fund shares is the NAV. The NAV of the fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open. NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding. On any day on which a fund is open but the NYSE is closed, the NAV of such fund is determined as of 4:00 p.m. Eastern Time.

For a purchase, redemption, or exchange of fund shares, your price is the NAV next calculated after your request is received in good order and accepted by the fund, its agent, or designee. To receive a specific day's price, your request must be received before the close of the NYSE on that day. (Note: for exchanges out of the Gold Shares and/or World Precious Minerals Funds, your request must be received before 3:00 p.m. Eastern time.)

When the fund calculates NAV, it values the securities it holds at market value. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be valued at fair value. Fair value will be determined in good faith using procedures that have been approved by the trustees. Money market instruments maturing within 60 days may be valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at 12:00 noon Eastern time each day.

The fund may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the fund does not price its shares. As a result, the NAV of the fund may change on days when you will not be able to purchase or redeem shares.

SIGNATURE GUARANTEE/OTHER DOCUMENTATION

The fund requires signature guarantees to protect you and the fund from attempted fraudulent requests for redeemed shares. Your redemption request must therefore be in writing and accompanied by a signature guarantee if:

*  Your redemption request exceeds $15,000.

* You request that payment be made to a name other than the one on your account registration.

* You request that payment be mailed to an address other than the one of record with the fund.

*  You change or add information relating to your designated bank.

*  You have changed your address of record within the last 30 days.

You may obtain a signature guarantee from most banks, credit unions, broker/dealers, savings and loans, and other eligible institutions. You cannot obtain a signature guarantee from a notary public.

The guarantor must use a stamp "SIGNATURE GUARANTEED" and the name of the financial institution. An officer of the institution must sign the guarantee. If residing outside the United States, a Consular's seal will be accepted in lieu of a signature guarantee. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments, e.g., legal officers, and adjutants.

The signature guarantee must appear together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request. Each signature must have a signature guarantee stamp.

Additional documents are required for redemptions by corporations, executors, administrators, trustees, and guardians. For instructions call 1-800-US-FUNDS.

BUSINESS DAYS

You may purchase, redeem or exchange shares of the fund on any day the fund is open for business. The fund is open for business on every day the NYSE is open for business. In addition, the fund reserves the right to be open for business on days the NYSE is closed.

OTHER INFORMATION ABOUT YOUR ACCOUNT

The fund takes precautions to ensure that telephone or online transactions are genuine, including recording the transactions, testing shareholder identity, and sending written confirmations to shareholders of record. The fund and its service providers are not liable for acting upon instructions, communicated by telephone or computer, that they believe to be genuine if these procedures are followed.

CONFIRMATIONS

After any transaction, you will receive written confirmation including the per-share price and the dollar amount and number of shares bought or redeemed.

PURCHASES AND REDEMPTIONS THROUGH BROKER/DEALERS

You may buy or sell fund shares through financial intermediaries such as broker/dealers or banks, who may charge you a fee or have different account minimums that are not applicable if you buy or sell shares directly from the fund.

ADDITIONAL INVESTOR SERVICES

ONLINE SERVICES

If you are a shareholder, you may use our website to access your account information 24 hours a day from your personal computer. Our website allows you to view account history, account balances, as well as make purchases and exchanges among your existing accounts. Please visit us online at www.usfunds.com.

RETIREMENT SERVICES

The fund is offered through a range of qualified retirement plans, including IRAs, SEPs, and 403(b) plans. You will be charged an annual custodial fee as follows:

                Regular IRA ............................  $10
                Roth IRA ...............................  $10
                Education IRA ..........................  $10
                SEP IRA ................................  $15
                SIMPLE IRA .............................  $15
                403(b) .................................  $15

These fees will be deducted from each fund in an account unless payment has been received.

The fund offers many other services, such as payroll deductions, custodial accounts, and systematic withdrawals.

Please call 1-800-US-FUNDS for more information.

DISTRIBUTIONS AND TAXES

Unless you elect to have your distributions in cash, they will automatically be reinvested in fund shares. The fund generally pays income dividends and distributes capital gains, if any, annually. You should consult your tax adviser regarding the particular tax consequences of your investment in the fund.

TAXES TO YOU

You will generally owe taxes on amounts distributed to you by the fund, whether you reinvest the distributions in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by the fund for more than a year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources generally are taxed as ordinary income.

Each year the fund will send you a statement that will detail the tax status of distributions made to you for that year.

If you redeem fund shares that have gone up in value, you will have a taxable gain when you redeem. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value.

FINANCIAL HIGHLIGHTS

This table is intended to help you understand the fund's financial performance since inception. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

Ernst & Young LLP, independent auditors, has audited this information for the fiscal years ended October 31, 2001, 2000 and 1999, and their report and the fund's financial statements are included in the annual report, which is available by request. Another accounting firm has audited this information for the fiscal periods ended October 31, 1998 and 1997.

                                                  YEAR ENDED OCTOBER 31,
                                    --------------------------------------------------
                                     2001       2000       1999       1998       1997*
                                    ------     ------     ------     -------     -----
NET ASSET VALUE, BEGINNING OF
  PERIOD                            $ 8.82     $ 8.66     $ 8.02     $ 11.19    $10.00
Income from investment operations
  Net investment loss                (0.38)     (0.55)     (0.23)      (0.27)    (0.01)
  Net realized and unrealized
    gains (losses) on securities      0.78       0.71       0.87       (2.84)     1.20
                                    ------     ------     ------     -------     -----
    Total from investment
      operations                      0.40       0.16       0.64       (3.11)     1.19
                                    ------     ------     ------     -------     -----
Less distributions
  From net investment income          --         --         --          --        --
  In excess of net investment
    income                            --         --         --         (0.01)     --
  From capital gains                  --         --         --          --        --
  In excess of capital gains          --         --         --         (0.05)     --
                                    ------     ------     ------     -------     -----
    Total distributions               --         --         --         (0.06)     --
                                    ------     ------     ------     -------     -----
NET ASSET VALUE, END OF PERIOD      $ 9.22     $ 8.82     $ 8.66     $  8.02    $11.19
                                    ======     ======     ======     =======     =====
TOTAL RETURN (EXCLUDING ACCOUNT
  FEES) (a)                           4.54%      1.85%      7.98%     (27.96)%   11.90%
RATIOS/SUPPLEMENTAL DATA (b)
  Net assets, end of period (in
    thousands)                      $3,762     $4,046     $5,210     $ 5,676    $8,778
  Ratio of expenses to average
    net assets                        6.43%      5.14%      4.36%       5.03%     4.98%
  Ratio of expenses after fee
    reimbursements and expense
    reductions                        6.43%      5.13%      4.35%       4.55%     3.25%
  Ratio of net loss to average
    net assets                       (4.03)%    (4.37)%    (2.38)%     (2.38)%   (0.49)%
  Portfolio turnover rate               58%        30%        29%         97%       11

---------------
*   From March 31, 1997, commencement of operations.

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses. Such amounts would increase the net investment loss ratio had such reductions not occurred.

FUNDS IN THE U.S. GLOBAL FAMILY OF FUNDS

Investing involves balancing potential rewards against potential risks. To achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan(R). The list below is a reward and risk guide to all of the mutual funds in the U.S. Global family of funds. This guide may help you decide if a fund is suitable for your investment goals. This illustration is for comparative purposes and is intended to describe general characteristics. It does not represent past or future performance.

     HIGH REWARD - HIGH RISK
        China Region Opportunity Fund
        EASTERN EUROPEAN FUND
        Gold Shares Fund
        World Precious Minerals Fund
        Global Resources Fund
        Bonnel Growth Fund

     MODERATE REWARD - MODERATE RISK
        All American Equity Fund
        MegaTrends Fund
        Tax Free Fund
        Near-Term Tax Free Fund

     LOW REWARD - LOW RISK
        U.S. Government Securities Savings Fund
        U.S. Treasury Securities Cash Fund

If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

OTHER FUND SERVICES

The fund offers additional services to meet the unique needs of our investors, including:

*  Payroll deduction plans, including military allotments.

*  Custodial accounts for minors.

*  Systematic withdrawal plans.

* Retirement plans such as IRA, SEP/IRA, Roth IRA, Education IRA, SIMPLE IRA, and 403(b) plans.

This page is not a part of the prospectus.

26

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

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

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

EASTERN EUROPEAN FUND, A SERIES OF U.S. GLOBAL ACCOLADE FUNDS

More information on this fund is available at no charge, upon request.

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. These reports describe the fund's performance, list holdings, and describe recent market conditions, fund's investment strategies, and other factors that had a significant impact on the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More information about this fund, its investment strategies, and related risks is provided in the SAI. There can be no guarantee that the fund will achieve its objective. The current SAI is on file with the SEC and is legally considered a part of this prospectus.

TO REQUEST INFORMATION

BY PHONE      1-800-873-8637

BY MAIL      EASTERN EUROPEAN FUND
             P.O. Box 781234
             San Antonio, TX 78278-1234

BY INTERNET  http://www.usfunds.com

The SEC also maintains the EDGAR database on its website at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information that the fund files electronically with the SEC. You may also visit the SEC's Public Reference Room in Washington, DC (1-202-942-8090), or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102, or by e-mail to publicinfo@sec.gov.

                                   [USGI LOGO]

                             EASTERN EUROPEAN FUND
                  SEC Investment Company Act File No. 811-7662

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                           U.S. GLOBAL ACCOLADE FUNDS



                              EASTERN EUROPEAN FUND

                       STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current prospectus (Prospectus) dated February 28, 2002. The financial statements for the Eastern European Fund for the year ended October 31, 2001, and the Report of Independent Auditors thereon, are incorporated by reference from the funds Annual Report dated October 31, 2001. Copies of the prospectus and the fund's Annual Report may be requested from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637). In addition, copies of the Prospectus are available online at www.usfunds.com.

The date of this Statement of Additional Information is February 28, 2002, as amended June 5, 2002.

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION...........................................................1
FUND POLICIES.................................................................1
INVESTMENT STRATEGIES AND RISKS...............................................2
PORTFOLIO TURNOVER...........................................................14
PORTFOLIO TRANSACTIONS.......................................................14
MANAGEMENT OF THE FUND.......................................................15
PRINCIPAL HOLDERS OF SECURITIES..............................................17
INVESTMENT ADVISORY SERVICES.................................................17
DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES.............................19
DISTRIBUTION PLAN............................................................20
CERTAIN PURCHASES OF SHARES OF THE FUND......................................21
ADDITIONAL INFORMATION ON REDEMPTIONS........................................21
CALCULATION OF PERFORMANCE DATA..............................................22
TAX STATUS...................................................................23
CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR.................................25
INDEPENDENT AUDITORS.........................................................25
FUND COUNSEL.................................................................25
COUNSEL TO INDEPENDENT TRUSTEES..............................................25
FINANCIAL STATEMENTS.........................................................25

                               GENERAL INFORMATION

U.S. Global Accolade Funds (Trust) is an open-end management investment company and is a business trust organized on April 16, 1993 under the laws of the Commonwealth of Massachusetts. There are several series within the Trust, each of which represents a separate diversified portfolio of securities. This Statement of Additional Information (SAI) presents important information concerning the Eastern European Fund (fund) and should be read in conjunction with the Prospectus. The fund commenced operations on March 31, 1997.

The assets received by the Trust from the issuance or sale of shares of the fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to the fund. They constitute the underlying assets of the fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular series of the Trust, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of the fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions, out of the income belonging to the fund, as are declared by the Board. Upon liquidation of the Trust or the fund, shareholders of the fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

The Trust's master trust agreement provides that no annual or regular meeting of shareholders is required. The Trustees serve for six-year terms. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share with proportionate voting for fractional shares. On matters affecting any individual series, a separate vote of that series would be required. Shareholders of any series are not entitled to vote on any matter that does not affect their series.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

Under Massachusetts law, the shareholders of the Trust, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the master trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The master trust agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                                  FUND POLICIES

The following information supplements the discussion of the fund's policies discussed in the fund's prospectus.

INVESTMENT RESTRICTIONS. If a percentage investment restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.

Unless designated as such, none of the fund's policies is fundamental.

--------------------------------------------------------------------------------
Statement of Additional Information - Eastern European Fund
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FUNDAMENTAL INVESTMENT RESTRICTIONS

The fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of: (1) 67% of the fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or
(2) more than 50% of the fund's outstanding shares.

THE FUND MAY NOT:

1. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Engage in the business of underwriting securities, except to the extent that the fund may be deemed an underwriter in connection with the disposition of portfolio securities.

4. Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

5. Purchase physical commodities or contracts related to physical commodities.

6. Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7. Concentrate its investments in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions may be changed by the Board of Trustees without a shareholder vote.

THE FUND MAY NOT:

1. Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) the fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short.

2. Borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

3. Invest more than 15% of its net assets in illiquid securities.

4. Invest more than 5% of its net assets in options.

                         INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the fund's investment strategies and risks in the fund's Prospectus.

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MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings, and other factors beyond the fund's control. The return and net asset value of the fund will fluctuate.

SECURITIES LENDING. The fund may lend its portfolio securities to qualified dealers or other institutional investors. When lending securities, the fund will receive cash, U.S. Government obligations, or irrevocable letters of credit as collateral for the loan. The fund may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. Under the terms of the fund's current securities lending agreement, the fund's lending agent has guaranteed performance of the obligation of each borrower and each counter party to each repurchase agreement in which cash collateral is invested.

Lending portfolio securities exposes the fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or high-quality securities, with the fund's custodian in an amount at least equal to the market value of the loaned securities. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the fund could experience delays and costs in recovering the securities loaned.

BORROWING. The fund may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

The fund may deal with unpredictable cash flows by borrowing money. Through such borrowings, the fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the fund's performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that the fund borrows money before selling securities, the fund would be leveraged such that the fund's net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of the fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund's portfolio assets increase in value and decrease more when the fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the fund earns on portfolio securities. Under adverse conditions, the fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

TEMPORARY DEFENSIVE INVESTMENT. For temporary defensive purposes during periods that, in the Sub-Adviser's opinion, present the fund with adverse changes in the economic, political or securities markets, the fund may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When the fund is in a defensive investment position, it may not achieve its investment objective.

COMMERCIAL PAPER AND OTHER MONEY MARKET INSTRUMENTS. Commercial paper consists of short-term (usually from one to two hundred-seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the fund's restriction on illiquid investments unless, in the judgment of the Sub-Adviser, such note is liquid.

The fund may invest in short-term bank debt instruments such as certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. The fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

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FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, foreign exchange rates, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depository receipts in registered form are designed for use in the U.S. securities market, and depository receipts in bearer form are designed for use in securities markets outside the United States. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States; and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. For purposes of the fund's investment policies, the fund's investments in depository receipts will be deemed investments in the underlying securities.

EMERGING MARKETS. Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the risks listed below before making an investment in the fund. Investing in emerging markets is considered speculative and involves the risk of total loss. Because the fund's investments will be subject to the market fluctuations and risks inherent in all investments, there can be no assurance that the fund's stated objective will be realized. The fund's Adviser and Sub-Adviser will seek to minimize these risks through professional management and investment diversification. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

Risks of investing in emerging markets include:

1. The risk that the fund's assets may be exposed to nationalization, expropriation, or confiscatory taxation;

2. The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations The relatively small market capitalization and trading volume of emerging market securities may cause the fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms, which are inherent in the markets of more developed nations, may lead to turmoil in the marketplace, as well as the inability of the fund to liquidate its investments;

3. Greater social, economic and political uncertainty (including the risk of war);

4. Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets;

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5.  Currency exchange rate fluctuations and the lack of available currency hedging instruments;

6.  Higher rates of inflation;

7. Controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars;

8.  Greater governmental involvement in and control over the economy;

9. The fact that emerging market companies may be smaller, less seasoned and newly organized;

10. The difference in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers;

11. The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value;

12. The fact that statistical information regarding the economy of many emerging market countries may be inaccurate or not comparable to statistical information regarding the United States or other economies;

13. Less extensive regulation of the securities markets;

14. Certain considerations regarding the maintenance of fund portfolio securities and cash with foreign sub-custodians and securities depositories;

15. The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries;

16. The risk that the fund may be subject to income, capital gains or withholding taxes imposed by emerging market countries or other foreign governments. The fund intends to elect, when eligible, to "pass through" to the fund's shareholders the amount of foreign income tax and similar taxes paid by the fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit. Other taxes, such as transfer taxes, may be imposed on the fund, but would not give rise to a credit or be eligible to be passed through to the shareholders;

17. The fact that the fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks;

18. The risk that enterprises in which the fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of the fund's investment in that company. Restrictive or over regulation may therefore be a form of indirect nationalization;

19. The risk that businesses in emerging markets have only a very recent history of operating within a market-oriented economy. In general, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management, (ii) modern technology, and (iii) sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy;

20. The fact that the Sub-Adviser may engage in hedging transactions in an attempt to hedge the fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of the fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the fund's performance even when

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    the Sub-Adviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses; and

21. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the fund. As a non-fundamental policy, the fund will not invest more than 15% of its net assets in illiquid securities.

22. In addition to the emerging markets risks described above, each individual Eastern European country also necessarily involves special risks, which may be unique to that country. Following is a brief description of special risks, which may be incurred when the fund invests in the Czech Republic, Hungary, Poland, Russia, and the Slovak Republic.

THE CZECH REPUBLIC. The Prague Stock Exchange opened in April 1993 with 12 monetary institutions and 5 brokerage firms as its founding shareholders. The trading and information systems are based on a central automated trading system. The market price of securities is set in this automated system once a day, although a number of the largest stocks on the market now trade through a continuous system. Direct trades are concluded between members, recorded in the automated trading system, and settled through the Exchange Register of Securities. Only members of the Prague Stock Exchange can be participants in automated trades in blocks of securities.

Another method of trading is the over-the-counter market, which operates by directly accessing the Securities Centre. The Securities Act allows for off-exchange trading, which primarily benefits the millions of local shareholders who hold shares because of the original privatization of Czech industry.

Concluded exchange deals are cleared by Securities Register Ltd., an offshoot of the Prague Stock Exchange. All exchange deals between members are guaranteed clearing; a guarantee fund covers the risks and liabilities inherent in exchange trading.

HUNGARY. In 1995, the Hungarian government implemented a new stabilization program that would privatize state enterprises and state owned banks. Significant privatization in recent years includes oil and gas companies, gas and electricity distribution companies, and partial privatization of telecommunications, commercial banking, and television companies. The private sector now accounts for approximately 70% of GDP, compared with only 10% at the end of 1990. It is unclear whether a consolidation of ownership has occurred or will occur as a result of privatization.

Hungary submitted its application for European Union membership in March 1994 and, because of its having met the bulk of its obligations under the Europe Agreement, the Commission has agreed to commence negotiations with them for membership.

The Budapest Commodity and Stock Exchange opened in 1864 and became one of the largest markets in Central Europe. After the Second World War, the exchange was closed down by the Communists and reopened 42 years later in June 1990. The Budapest Stock Exchange is a two-tier market consisting of listed and traded stocks. The over-the-counter market is not regulated and any public company's shares can be traded on it.

POLAND. The Act establishing the Warsaw Stock Exchange (1991) provided the basic legal framework for securities activities. The Law on Public Trading in Securities and trust funds (1991) regulates the public offerings of securities, the establishment of open-end investment funds and the operations of securities brokers. Polish equities are held on a paperless book-entry system, based on a computerized central depository. For listed securities, it is a requirement that trades take place through the market for the change of ownership to take place.

RUSSIA. Russia does not have a centralized stock exchange, although exchange activity has developed regionally and shares are now traded on exchanges located throughout the country. The majority of stocks in Russia are traded on the over-the-counter market. It is through the over-the-counter market that foreign investors typically participate in the Russian equity market.

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The largest problem in the equity market continues to be shareholders' property rights. In Russia, the only proof of ownership of shares is an entry in the shareholders' register. Despite a presidential decree requiring companies with over 1,000 shareholders to have an independent body to act as its registrar, in practice a company's register is still susceptible to manipulation by management. To solve this and related problems, the Federal Securities Commission was created. Also, Russian law requires banks and market professionals to acquire a license before handling securities.

THE SLOVAK REPUBLIC. The Bratislava Stock Exchange and the RM-system (an over-the-counter exchange) began operations during the first half of 1993. The RM-system trades in all companies distributed under the voucher privatization scheme as well as newly established companies. Foreigners are free to participate in the market for shares; profit repatriation is subject to payment of income taxes on capital gains.

From the beginning, the Slovak Republic's markets were fragmented and have lacked liquidity. Over 80 percent of all trades were executed outside of the Bratislava Stock Exchange and RM-system. With the adoption of the new capital markets legislation, more than 70 percent of all trades have been executed on the Bratislava Stock Exchange or the RM-system. Parliament has adopted amendments to the Securities Law which provide for the establishment of an independent regulatory body to protect investors' rights; it centralizes trading on the official market with the requirement that all trades be registered, published and completed at prices posted on the Bratislava Stock Exchange, thus promoting greater transparency. The revised law also increases the minimum capital requirements for brokers.

WHEN ISSUED OR DELAYED-DELIVERY SECURITIES. The fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed-delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based on changes in the general level of interest rates. Purchasing a security on a when-issued or delayed-delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The fund will segregate liquid securities in an amount at least equal in value to the fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these segregated assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

LOWER-RATED AND UNRATED DEBT SECURITIES. The fund may invest up to 5% of its total assets in debt rated less than investment grade (or unrated) by Standard & Poor's Corporation (Chicago), Moody's Investors Service (New York), Duff & Phelps (Chicago), Fitch Investors Service (New York), Thomson Bankwatch (New
York), Canadian Bond Rating Service (Montreal), Dominion Bond Rating Service (Toronto), IBCA (London), The Japan Bond Research Institute (Tokyo), Japan Credit Rating Agency (Tokyo), Nippon Investors Service (Tokyo), or S&P-ADEF (Paris). In calculating the 5% limitation, a debt security will be considered investment grade if any one of the above listed credit rating agencies rates the security as investment grade.

Overall, the market for lower-rated or unrated bonds may be thinner and less active, such bonds may be less liquid, and their market prices may fluctuate more than those of higher-rated bonds, particularly in times of economic change and market stress. In addition, because the market for lower-rated or unrated corporate debt securities has in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructuring, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of economic recession. Reliable objective pricing data for lower-rated or unrated bonds may tend to be more limited; in that event, valuation of such securities in the fund's portfolio may be more difficult and will require greater reliance on judgment.

Since the risk of default is generally higher among lower-rated or unrated bonds, the Sub-Adviser's research and analysis are especially important in the selection of such bonds, which are often described as "high yield bonds" because of their generally higher yields and referred to figuratively as "junk bonds" because of their greater risks.

In selecting lower-rated bonds for investment by the fund, the Sub-Adviser does not rely exclusively on ratings, which in any event evaluate only the safety of principal and interest, not market value risk, and which furthermore, may not accurately reflect an issuer's current financial condition. The fund does not have any minimum rating criteria for its

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investments in bonds. Through portfolio diversification, good credit analysis, and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

RESTRICTED AND ILLIQUID SECURITIES. The fund may invest up to 15% of its net assets in illiquid securities. The fund may, from time to time, purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may have the effect of depressing the market price of such securities.

CONVERTIBLE SECURITIES. The fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks, and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

REPURCHASE AGREEMENTS. The fund may invest a portion of its assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, the fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements may be collateralized by United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the fund some loss if the value of the securities declined before liquidation. To minimize the risk of loss, the fund will enter into repurchase agreements only with institutions and dealers that the Adviser (or Sub-Adviser) considers creditworthy.

GOVERNMENT AND CORPORATE DEBT. U.S. Government obligations include securities, which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities, which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Bank, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Also included are the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Bank, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury.

QUALITY RATINGS OF CORPORATE BONDS. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the fund may invest are as follows:

     MOODY'S INVESTORS SERVICE, INC. Aaa: Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

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     Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group, they comprise what is generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     STANDARD & POOR'S RATINGS GROUP. AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B the higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

OTHER RIGHTS TO ACQUIRE SECURITIES. The fund may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately before termination. These securities are generally exercisable at premiums above the value of the underlying securities at the time the right is issued. These rights

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are more volatile than the underlying stock and will result in a total loss of the fund's investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

DERIVATIVE SECURITIES. The fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, options on currencies or currency futures. The fund may invest in derivative securities for hedging, risk management, or portfolio management purposes, but not for speculation, and it will comply with applicable regulatory requirements when implementing these strategies, techniques, and instruments.

Derivative securities may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for the fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of the fund's portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The fund's ability to successfully use these derivative securities will depend upon the Sub-Adviser's ability to predict pertinent market movements, and cannot be assured. Engaging in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.

Derivative securities have risk associated with them including possible default by the other party to the transaction, liquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to the fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell. The use of currency transactions can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. In addition, futures and option markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time, they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.

The fund's activities involving strategic transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

FUTURES CONTRACTS. The fund may sell futures contracts to hedge against a decline in the market price of securities it owns or to defend the portfolio against currency fluctuations. When the fund establishes a short position by selling a futures contract, the fund will be required to deposit with the broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount (initial margin). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract and is returned to the fund upon termination of the futures contract assuming all the fund's contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying currency or stock index fluctuates making a short position in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the fund has sold a currency futures contract and the prices of the stocks included in the underlying currency have fallen, that position will have increased in value and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the fund has sold a currency futures contract and the prices of the underlying currency have risen, the position would be less valuable and the fund would be required to make a variation margin payment to the

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broker. At any time before expiration of the futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and it realizes a loss or a gain.

There is a risk that futures contract price movements will not correlate perfectly with movements in the value of the underlying stock index. For a number of reasons the price of the stock index future may move more than or less than the price of the securities that make up the index. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the stock market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

There is an additional risk that a liquid secondary trading market may not exist at all times for these futures contracts, in which event the fund might be unable to terminate a futures position at a desired time. Positions in stock index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the fund intends to purchase futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

OPTIONS. The fund may sell call options or purchase put options on futures contracts to hedge against a decline in the market price of securities that it owns or to defend the portfolio against currency fluctuations. Options on futures contracts differ from options on individual securities in that the exercise of an option on a futures contract does not involve delivery of an actual underlying security. Options on futures contracts are settled in cash only. The purchaser of an option receives a cash settlement amount and the writer of an option is required, in return for the premium received, to make delivery of a certain amount if the option is exercised. A position in an option on a futures contract may be offset by either the purchaser or writer by entering into a closing transaction, or the purchaser may terminate the option by exercising it or allowing it to expire.

The risks associated with the purchase and sale of options on futures contracts are generally the same as those relating to options on individual securities. However, the value of an option on a futures contract depends primarily on movements in the value of the currency or the stock index underlying the futures contract rather than in the price of a single security. Accordingly, the fund will realize a gain or loss from purchasing or writing an option on a futures contract as a result of movements in the related currency or in the stock market generally rather than changes in the price for a particular security. Therefore, successful use of options on futures contracts by the fund will depend on the Adviser's ability to predict movements in the direction of the currency or stock market underlying the futures contract. The ability to predict these movements requires different skills and techniques than predicting changes in the value of individual securities.

Because index options are settled in cash, the fund cannot be assured of covering its potential settlement obligations under call options it writes on futures contracts by acquiring and holding the underlying securities. Unless the fund has cash on hand that is sufficient to cover the cash settlement amount, it would be required to sell securities owned in order to satisfy the exercise of the option.

SEGREGATED ASSETS AND COVERED POSITIONS. When purchasing a stock index futures contract, selling an uncovered call option, or purchasing securities on a when issued or delayed-delivery basis, the fund will restrict cash that may be invested in repurchase obligations or liquid securities. When purchasing a stock index futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When purchasing securities on a when-issued or delayed-delivery basis, the amount of restricted cash or liquid securities will be at least equal to the fund's when-issued or delayed-delivery commitments.

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The restricted cash or liquid securities will be identified either as being restricted in the fund's accounting records or as physically segregated in a separate account at Brown Brothers Harriman & Co., the fund's custodian. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by the fund.

Many derivative securities, such as futures contracts and options, in addition to other requirements, require that the fund segregate with its custodian cash or liquid securities (regardless of type) having an aggregate value, measured on a daily basis, at least equal to the amount of the obligations requiring segregation to the extent that the obligations are not otherwise covered through ownership of the underlying security, financial instrument or currency. In general, the full amount of any obligation of the fund to pay or deliver securities or assets must be covered at all times by (1) the securities, instruments or currency required to be delivered, or (2) subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must either be identified as restricted in the fund's accounting records or be physically segregated in a separate account at the fund's custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by the fund.

The fund could cover a call option that it has sold by holding the same currency or security (or, in the case of a stock index, a portfolio of stock substantially replicating the movement of the index) underlying the call option. The fund may also cover a call option by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the fund. The fund could cover a call option that it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. The fund could also cover a call option that it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the fund.

FOREIGN CURRENCY TRANSACTIONS. Investments in foreign companies usually involve use of currencies of foreign countries. The fund also may hold cash and cash-equivalent investments in foreign currencies. The value of the fund's assets as measured in U.S. dollars will be affected by changes in currency exchange rates and exchange control regulations. The fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. The Sub-Adviser may utilize forward foreign currency transactions in an attempt to hedge the fund's investments in foreign securities back to the U.S. dollar when, in the Sub-Adviser's judgment, currency movements affecting particular investments are likely to harm the performance of the fund. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the fund's performance even when the Sub-Adviser attempts to minimize currency risk through hedging activities

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the

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right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

The fund will generally use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

The fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which the fund has (or expects to have) portfolio exposure.

The fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked securities.

The fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate the fund to deliver an amount of foreign currency in excess of the value of the fund's portfolio securities or other assets denominated in that currency. The fund will designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitment.

On the settlement date of the currency transaction, the fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the fund is obligated to deliver. The fund will realize gains or losses on currency transactions.

The fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy the underlying currency at the loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund may also be required to forego all or part of the benefits that might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

The fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument that is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a

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future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options or foreign currencies and certain options graded on foreign exchanges will also be treated as section 988 gains or losses.

Forward currency contracts and certain options entered into by the fund may create "straddles" for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency contracts or on the underlying securities and cause losses to be deferred. The fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the distribution requirements.

                               PORTFOLIO TURNOVER

The fund's management buys and sells securities for the fund to accomplish the fund's investment objective. The fund's investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. The fund's investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by the fund is known as "portfolio turnover."

PORTFOLIO TURNOVER

For the fiscal periods shown below, the fund's portfolio turnover rate was:

           FISCAL PERIOD                             PORTFOLIO TURNOVER
     ---------------------------                     ------------------
     Year ended October 31, 2001                             58%
     Year ended October 31, 2000                             30%

The fund does not intend to use short-term trading as a primary means of achieving its investment objectives. However, the fund's rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Sub-Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. High turnover may result in the fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see "Taxes").

                             PORTFOLIO TRANSACTIONS

Decisions to but and sell securities for the fund and the placing of the fund's securities transactions and negotiation of commission rates, where applicable, are made by Charlemagne Capital (UK) Limited (Sub-Adviser) and are subject to review by the fund's Adviser and Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Adviser seeks best

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execution for the fund, taking into account such factors as price (including the applicable brokerage commissions or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The
Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

For the fiscal periods shown below, the fund paid brokerage fees as follows:

            FISCAL PERIOD                               BROKERAGE FEES
     ---------------------------                        --------------
     Year ended October 31, 2001                             $9,830
     Year ended October 21, 2000                             $4,956
     Year ended October 31, 1999                             $6,432

The Sub-Adviser may use research services provided by and place agency transactions with Regent European Securities, an affiliated broker-dealer of the Sub-Adviser, if the commissions are fair, reasonable and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Regent European Securities was established in 1995 as a specialist broker-dealer in the Russian securities market and has since developed into a significant participant in the growing Russian market. For the fiscal years ended October 31, 1999and 2000, the fund paid no commissions to Regent European Securities.

In executing portfolio transactions and selecting brokers or dealers, the Adviser and the Sub-Adviser seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided. Under the Advisory and Sub-Advisory agreements, the Adviser and Sub-Adviser are permitted, in certain circumstances, to pay a higher commission than might otherwise be paid in order to acquire brokerage and research services. The Adviser and Sub-Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. The advisory fee of the Adviser would not be reduced because of its receipt of such brokerage and research services. To the extent that any research services of value are provided by broker dealers through or with whom the fund places portfolio transactions, the Adviser or Sub-Adviser may be relieved of expenses, which they might otherwise bear.

During the years ended October 31, 2000 and 2001, 100% of the brokerage commissions were paid to brokers or dealers who provided research services to the Sub-Adviser.

The Adviser or Sub-Adviser execute most of the fund's transactions through a small group of broker-dealers selected for their ability to provide brokerage and research services. The Adviser or Sub-Adviser may occasionally purchase securities that are not listed on a national securities exchange, but are instead traded in the over-the-counter market. With respect to transactions executed in the over-the-counter market, the Adviser or Sub-Adviser will usually deal through market makers but may deal through its selected broker-dealers and pay a commission on such transactions if the Adviser or Sub-Adviser believes that the execution and brokerage services received justify use of broker-dealers in these over-the-counter transactions.

                             MANAGEMENT OF THE FUND

The Trust's Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. Trustees also elect the officers and select the Trustees to serve as executive and audit committee members. The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each is 7900 Callaghan Road, San Antonio, Texas 78229.

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

                               TRUST
   NAME AND ADDRESS          POSITION       AGE       PRINCIPAL OCCUPATION
----------------------   ----------------   ---   ------------------------------
J. Michael Belz          Trustee            49    President and Chief Executive
1635 NE Loop 410                                  Officer of Catholic Life
San Antonio, TX 78209                             Insurance from 1984 to
                                                  present.

Richard E. Hughs         Trustee            65    Business consultant. Professor
11 Dennin Drive                                   Emeritus since September 2001;
Menands, NY 12204                                 Professor, School of Business,
                                                  State University of New York
                                                  at Albany from 1990 to 2001;
                                                  Director of the MBA program,
                                                  1996 - 2001; Director of the
                                                  Institute for the Advancement
                                                  of Health Care Management,
                                                  1994 - 1996; Dean, School of
                                                  Business 1990-1994. Corporate
                                                  Vice President, Sierra Pacific
                                                  Resources, Reno, NV,
                                                  1985-1990. Dean and Professor,
                                                  College of Business
                                                  Administration, University of
                                                  Nevada, Reno, 1977-1985.
                                                  Associate Dean, Stern School
                                                  of Business, New York
                                                  University, New York City,
                                                  1970-1977.

Clark R. Mandigo         Trustee            58    Restaurant operator, business
1250 NE Loop 410                                  consultant since 1991. From
Suite 900                                         1985 to 1991, President, Chief
San Antonio, TX                                   Executive Officer, and
78209                                             Director of Intelogic Trace,
                                                  Inc., a nationwide company
                                                  that sold, leased and
                                                  maintained computers and
                                                  telecommunications systems and
                                                  equipment. Prior to 1985,
                                                  President of BHP Petroleum
                                                  (Americas), Ltd., an oil and
                                                  gas exploration and
                                                  development company. Director
                                                  of Lone Star Steakhouse &
                                                  Saloon, Inc. and Horizon
                                                  Organic Holding Corporation.
                                                  Trustee for Pauze/Swanson
                                                  United Services Funds from
                                                  November 1993 to February
                                                  1996.

Frank E. Holmes *        Trustee,           46    Chairman of the Board of
                         President, Chief         Directors and Chief Executive
                         Executive                Officer and Chief Investment
                         Officer, Chief           Officer of the Adviser. Since
                         Investment               October 1989, Mr. Holmes has
                         Officer                  served and continues to serve
                                                  in various positions with the
                                                  Adviser, its subsidiaries, and
                                                  the investment companies it
                                                  sponsors. Director of Franc-Or
                                                  Resource Corp. from November
                                                  1994 to November 1996 and from
                                                  June 2000 to present. Director
                                                  of Adventure Capital Limited
                                                  from January 1996 to July 1997
                                                  and Director of Vedron Gold,
                                                  Inc. from August 1996 to March
                                                  1997. Director of 71316
                                                  Ontario, Inc. since April 1987
                                                  and of F. E. Holmes
                                                  Organization, Inc. since July
                                                  1978. Director of Marleau,
                                                  Lemire Inc. from January 1995
                                                  to January 1996. Director of
                                                  United Services Canada, Inc.
                                                  from February 1995 to November
                                                  1997 and Chief Executive
                                                  Officer from February to
                                                  August 1995.

Susan B. McGee           Executive Vice     42    President, Corporate Secretary
                         President,               and General Counsel of the
                         Secretary,               Adviser. Since September 1992,
                         General Counsel          Ms. McGee has served and
                                                  continues to serve in various
                                                  positions with the Adviser,
                                                  its subsidiaries, and the
                                                  investment companies it
                                                  sponsors.

* Mr. Holmes is considered an interested director.

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Statement of Additional Information - Eastern European Fund
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

COMPENSATION TABLE

                         TOTAL COMPENSATION FROM U.S. GLOBAL   TOTAL COMPENSATION FROM U.S. GLOBAL
NAME                      ACCOLADE FUNDS1 TO BOARD MEMBERS       FUND COMPLEX2 TO BOARD MEMBERS
------------------        --------------------------------       ------------------------------
J. Michael Belz,                       $20,000                               $20,000
  Trustee
Frank E. Holmes,                       $     0                               $      0
  Trustee, President,
  CEO, CIO
Richard Hughs,                         $24,000                               $24,000
  Trustee
Clark R. Mandigo,                      $18,000                               $43,700
  Trustee

---------------------------
1  Includes compensation related to three fund portfolios.

2  Total compensation paid by the U.S. Global Fund complex for the period ended
   October 31, 2001. As of this date, there were fourteen fund portfolios in the complex. Mr. Holmes and Mr. Mandigo serve on all fourteen funds; Mr. Belz and Dr. Hughs serve on three fund portfolios.

CODE OF ETHICS

The Trust, the Adviser, the Sub-Adviser, and the Distributor have each adopted a Code of Ethics (the "Code") in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Code allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a Fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.

                         PRINCIPAL HOLDERS OF SECURITIES

As of February 20, 2001, the officers and Trustees of the fund, as a group, owned less than 1% of the outstanding shares of the fund. The fund is aware of the following entity and person who owned of record, or beneficially, more than 5% of the outstanding shares of the fund at February 20, 2001:

     NAME & ADDRESS OF OWNER             % OWNED        TYPE OF OWNERSHIP
     -----------------------             -------        -----------------
     Charles Schwab & Co.                43.12%            Record (1)
     101 Montgomery Street
     San Francisco, CA 94104-4122

     ---------------------
     (1) Charles Schwab, broker-dealer, has advised that the following client owns more than 5% of the fund:

          NAME & ADDRESS OF OWNER        % OWNED        TYPE OF OWNERSHIP
          Vigo & Sons Limited, Inc.      -------        -----------------
          PMB #31                        36.41%            Beneficial
          6641 Bayou Glen Road
          Houston, TX 77057

                          INVESTMENT ADVISORY SERVICES

The fund's investment adviser is U. S. Global Investors, Inc., a Texas corporation, pursuant to an advisory agreement dated September 21, 1994, as amended from time to time. Frank E. Holmes, Chief Executive Officer and a Director of the Adviser, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

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

In addition to the services described in the fund's Prospectus, the Adviser will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers, and trustees of the Trust, if such persons are employees of the Adviser or its affiliates, except that the Trust will reimburse the Adviser for part of the compensation of the Adviser's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust.

MANAGEMENT FEES

For the fiscal periods shown below, the fund paid the Adviser the following advisory fees (net of expenses paid by the Adviser or voluntary fee reimbursements):

            FISCAL PERIOD                 MANAGEMENT FEE        FEES WAIVED
     ---------------------------          --------------        -----------
     Year ended October 31, 2001             $48,284                $0
     Year ended October 31, 2000             $70,204                $0
     Year ended October 31, 1999             $72,549                $0

The Trust and the Adviser, in connection with the fund, have entered into a sub-advisory agreement with another firm as discussed in the Prospectus. The Adviser pays the Sub-Adviser a sub-advisory fee equal to one-half of the one and one quarter percent (1.25%) annual management fee paid by the fund. The fund will not be responsible for the Sub-Adviser's fee.

The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditing expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Adviser, expenses of attendance by officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing, typesetting and mailing prospectuses and periodic reports to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

For the fiscal periods shown below, the Adviser paid the Sub-Adviser the following sub-adviser fees:

            FISCAL PERIOD                             SUB-ADVISER FEE
     ---------------------------                      ---------------
     Year ended October 31, 2001                          $24,142
     Year ended October 31, 2000                          $35,102
     Year ended October 31, 1999                          $36,275

The advisory agreement was approved by the Board of Trustees of the Trust (including a majority of the "disinterested Trustees") with respect to the fund and was approved by shareholders of the fund at the initial meeting of shareholders. The advisory agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to the fund, as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940 (Act) or by the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the advisory agreement or "interested persons" of any party thereto cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60-day written notice by either party and will terminate automatically if it is assigned.

In addition to advising client accounts, the Adviser and Sub-Adviser invest in securities for their own accounts. The Adviser and Sub-Adviser have adopted policies and procedures intended to minimize or avoid potential conflicts with their clients when trading for their own accounts. The investment objectives and strategies of the Adviser and Sub-Adviser are different from those of their clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading. The Adviser uses a diversified approach to venture capital investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for

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Statement of Additional Information - Eastern European Fund
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

expansion, acquisitions, management buyouts, or recapitalization. Overall, the Adviser invests in start-up companies in the natural resources or technology fields.

                DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser (U.S. Global Brokerage), is the principal underwriter and exclusive agent for distribution of the fund's shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the fund's shares, which are offered on a continuous basis.

Beginning September 3, 1998, U.S. Global Brokerage commenced marketing the fund and distributing the fund's shares pursuant to a Distribution Agreement between the Trust and U.S. Global Brokerage (Distribution Agreement). Under the Distribution Agreement, U.S. Global Brokerage may enter into agreements with selling brokers, financial planners, and other financial representatives for the sale of the fund's shares. Following such sales, the fund will receive the net asset value per share and U.S. Global Brokerage will retain the applicable sales charge, if any, subject to any reallowance obligations of U.S. Global Brokerage in its selling agreements and/or as set forth in the Prospectus and/or herein with respect to the fund's shares.

Pursuant to the Distribution Agreement, the annual fee for distribution and distribution support services on behalf of the Trust is $24,000, payable $2,000 per month. The fee is allocated among the portfolios of the Trust, including the fund, in equal amounts. In addition, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement under the 1933 Act, and any amendments thereto, for the issuance of the fund's shares; (ii) in connection with the registration and qualification of the fund's shares for sale in states in which the Board of Trustees shall determine it advisable to qualify such shares for sale; (iii) of preparing, setting in type, printing and mailing any report or other communication to holders of the fund's shares in their capacity as such; and (iv) of preparing, setting in type, printing and mailing Prospectuses, SAIs, and any supplements thereto, sent to existing holders of the fund's shares. To the extent not covered by any Distribution Plan of the Trust pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan) and/or agreements between the Trust and investment advisers providing services to the Trust, U.S. Global Brokerage is responsible for paying the cost of (i) printing and distributing Prospectuses, SAIs and reports prepared for its use in connection with the offering of the fund's shares for sale to the public; (ii) any other literature used in connection with such offering; (iii) advertising in connection with such offering; and (iv) any additional out-of-pocket expenses incurred in connection with these costs. Notwithstanding the above, and subject to and calculated in accordance with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (NASD), if during the annual period the total of (i) the compensation payable to U.S. Global Brokerage and (ii) amounts payable under the Distribution Plan exceeds 0.25% of the fund's average daily net assets, U.S. Global Brokerage will rebate that portion of its fee necessary to result in the total of (i) and (ii) above not exceeding 0.25% of the fund's average daily net assets. The payment of compensation and reimbursement of expenditures is authorized pursuant to the Distribution Plan and is contingent upon the continued effectiveness of the Distribution Plan.

The Distribution Agreement continues in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) days' written notice by the Trust. For these purposes, the term "vote of a majority of the outstanding voting securities" is deemed to have the meaning specified in the 1940 Act and the rules enacted thereunder.

The Transfer Agency Agreement with the Trust provides for the fund to pay United Shareholder Services, Inc. (USSI) an annual fee of $23.00 per account (1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with USSI, the fund pays to USSI a monthly fee equal to one-twelfth (1/12) of 12.5 basis points (.00125) of the value of the shares of the fund held in accounts at the institutions (including institutions affiliated with USSI), which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust shares at the institution. These fees, in lieu of the annual fee of $23.00 per account, are

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Statement of Additional Information - Eastern European Fund
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

paid to such institutions by USSI for their services. In addition, the fund bears certain other transfer agent expenses such as the costs of record retention and postage, Internet services, and the telephone and line charges (including the toll-free 800 service) used by shareholders to contact USSI. USSI also acts as dividend-paying agent for the fund. For the fiscal year ended October 31, 2001, the fund paid a total of $15,732 for transfer agency fees and expenses.

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, has maintained the books and records of the Trust and of each fund since November 1997.

For the fiscal periods shown below, the fund paid Brown Brothers Harriman & Co. the following amounts for portfolio accounting services (net of expenses paid by the Adviser or voluntary fee reimbursements):

                                                              FEES TO
                                                          BROWN BROTHERS
            FISCAL PERIOD                                 HARRIMAN & CO.
     ---------------------------                          --------------
     Year ended October 31, 2001                             $40,000
     Year ended October 31, 2000                             $40,000
     Year ended October 31, 1999                             $35,562

A & B Mailers, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a corporation wholly owned by the Adviser, provides the Trust with certain mail handling services. For the fiscal year ended October 31, 2001, the fund paid A&B Mailers, Inc. $3,912 for mail handling services.

                                DISTRIBUTION PLAN

The fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan). The Distribution Plan allows the fund to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of fund shares, including personal services provided to prospective and existing fund shareholders, and includes the costs of: printing and distribution of prospectuses and promotional materials, making slides and charts for presentations, assisting shareholders and prospective investors in understanding and dealing with the fund, and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto.

The total amount expended pursuant to the Distribution Plan may not exceed 0.25% of the fund's net assets on an annual basis. For the period ended October 31, 2001, the fund paid a total of $9,657in distribution fees. The majority of these fees were used to pay for printing and mailing of prospectuses. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the fund with distribution expenses accrued pursuant to the Distribution Plan in the current or future periods, so long as the 0.25% limitation is never exceeded.

Expenses of the fund in connection with the Distribution Plan paid in the fiscal year ended October 31, 2001, are set forth in the table below.

 ADVERTISING       PROSPECTUS    DISTRIBUTION       COMPENSATION TO      TRAVEL & PROMOTION       POSTAGE &
& LITERATURE        PRINTING         FEES           BROKER/DEALERS            EXPENSES             MAILING
------------        --------         ----           --------------            --------             -------
   $5,530            $5,582         $1,532              $8,099                  $386                $242

The amount of any unreimbursed expenses incurred under the Distribution Plan during the fiscal year ended October 31, 2001, which will be carried over to future years is $241,854 or 6.41% of net assets as of October 31, 2001. The fund is not legally obligated to pay any reimbursed expenses if the Distribution Plan is terminated or not renewed. U.S. Global Brokerage, Inc., the principal underwriter for distribution of the fund's shares, and its affiliated persons, including Frank Holmes and Elias Suarez, have a direct or indirect financial interest in the operation of the fund's distribution Plan and related Distribution Agreement.

Expenses that the fund incurs pursuant to the Distribution Plan are reviewed quarterly by the Board of Trustees. The Distribution Plan is reviewed annually by the Board of Trustees as a whole, and the Trustees who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Distribution Plan (Qualified Trustees). In their review of the Distribution Plan the Board of Trustees, as a whole, and the Qualified Trustees determine whether, in their reasonable business judgment and considering their fiduciary duties

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Statement of Additional Information - Eastern European Fund
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

there is a reasonable likelihood that the Distribution Plan will benefit the fund and its shareholders. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by a majority vote of the outstanding voting securities of the fund.

                     CERTAIN PURCHASES OF SHARES OF THE FUND

The following information supplements the discussion of how to buy fund shares as discussed in the fund's prospectus.

Shares of the fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding. The methods available for purchasing shares of the fund are described in the Prospectus. In addition, shares of the fund may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such "in kind" purchase, the following conditions will apply:

1. The securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or otherwise be illiquid;

2. Securities of the same issuer must already exist in the fund's portfolio;

3. The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, or Nasdaq-AMEX;

4. Any securities so acquired by the fund shall not comprise over 5% of the fund's net assets at the time of such exchange;

5. No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and

6. The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section titled NET ASSET VALUE in the Prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer costs or taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.

                      ADDITIONAL INFORMATION ON REDEMPTIONS

The following information supplements the discussion of how to redeem fund shares as discussed in the fund's prospectus.

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Statement of Additional Information - Eastern European Fund
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

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period
(1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (SEC); (2) when an emergency exists, as defined by the SEC, that makes it not practicable for the Trust to dispose of securities owned by it or to determine fairly the value of its assets; or (3) as the SEC may otherwise permit.

REDEMPTION IN KIND. The Trust reserves the right to redeem shares of the fund in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the fund during any 90-day period for any one shareholder. Any shareholder of the fund receiving a redemption in kind would then have to pay brokerage fees in order to convert his fund investment into cash. All redemptions in kind will be made in marketable securities of the fund.

                         CALCULATION OF PERFORMANCE DATA

The performance quotations described below are based on historical earnings and are not intended to indicate future performance.

AVERAGE ANNUAL TOTAL RETURN. The fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as the fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              < [OBJECT OMITTED]>

     Where: P    =  a hypothetical initial payment of $1,000
            T    =  average annual total return
            N    =  number of years
            ERV  =  ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10- year or periods.

The calculation assumes that (1) all charges are deducted from the initial $1,000 payment, (2) all dividends and distributions by the fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and (3) all recurring fees charged to all shareholder accounts are included.

The average annual total returns for the fund for the periods ended October 31, 2001, are as follows:

     1 Year ..................................................... 4.54%
     Since Inception (March 31, 1997) .......................... (1.65)%

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS): The fund may advertise performance in terms of average annual total return (after taxes on distributions) for 1-, 5- and 10-year periods, or for such lesser periods as the fund has been in existence. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                                 P(1+T)N = ATVD

      Where:  P     =  a hypothetical initial payment of $1,000
              T     =  average annual total return (after taxes on
                       distributions)
              N     =  number of years
              ATVD  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods, after taxes on fund distributions but not after taxes on redemption.

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Statement of Additional Information - Eastern European Fund
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

The calculation assumes that (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by the fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, and (d) all recurring fees charged to all shareholder accounts are included.

The average annual total return (after taxes on distributions) for the fund for the periods ended October 31, 2001, are as follows:

     1 Year ........................................................4.54%
     Since Inception (March 31, 1997) ..............................(1.69)%

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION): The fund may advertise performance in terms of average annual total return (after taxes on distributions and redemption) for 1-, 5- and 10-year periods, or for such lesser periods as the fund has been in existence. Average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                                 P(1+T)N = ATVDR

     Where: P      =  a hypothetical initial payment of $1,000
            T      =  average annual total return (after taxes on
                      distributions and redemption) N = number of years
            ATVDR  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods, after taxes on fund distributions and redemption.

The calculation assumes that (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by the fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, (d) all recurring fees charged to all shareholder accounts are included, and (e) capital gains taxes resulting from the redemption are subtracted and the tax benefit from capital losses resulting from the redemption are added.

The average annual total return (after taxes on distributions and redemption) for the fund for the periods ended October 31, 2001, are as follows:

     1 Year .......................................................2.76%
     Since Inception (March 31, 1997) .............................(1.33)%

NONSTANDARDIZED TOTAL RETURN. The fund may provide the above described standard average annual total return results for a period that ends not earlier than the most recent calendar quarter end and begins either twelve months before or at the time of commencement of the fund's operations. In addition, the fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under AVERAGE ANNUAL TOTAL RETURN except that no annualization is made.

EFFECT OF FEE WAIVER AND EXPENSE REIMBURSEMENT. From time to time, the Adviser has limited expenses, and without such limit, the fund's returns would have been less.

                                   TAX STATUS

TAXATION OF THE FUND - IN GENERAL. The fund qualifies and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Accordingly, the fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income distributed to

--------------------------------------------------------------------------------
Statement of Additional Information - Eastern European Fund
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

shareholders if the fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

To qualify as a regulated investment company, the fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (90% test); (b) satisfy certain diversification requirements at the close of each quarter of the fund's taxable year; and (c) distribute at least 90% of its net investment income and net short-term taxable gains for the fiscal year.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income for the calendar year; (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year; and (3) any portion (not taxable to the fund) of the respective balance from the preceding calendar year. The fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUND'S INVESTMENTS. The fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the 90% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization, and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

TAXATION OF THE SHAREHOLDER. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and paid to shareholders of record in such a month, will be deemed to have been received on December 31 if the fund pays the dividends during the following January.

Distributions by the fund will result in a reduction in the fair market value of the fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the fund just before a distribution. The price of such shares purchased then includes the amount of any forthcoming distribution. Investors purchasing the fund's shares immediately before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

A shareholder of the fund should be aware that a redemption of shares (including any exchange into other funds offered, affiliated or administered by U. S. Global Investors, Inc.) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.

FOREIGN TAXES. Income received by the fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

If the fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the fund will be able to do so. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to "pass-through" to the fund's shareholders the amount of such foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable

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income or use it as a foreign tax credit against his U.S. Federal income taxes.
No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund's taxable year whether the foreign taxes paid by the fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and
(b) the portion of dividends that represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to "passive income," which includes, among other types of income, dividends, and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and Statement of Additional Information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.

                  CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR

Beginning November 1997 Brown Brothers Harriman & Co. began serving as custodian, fund accountant, and administrator for all funds of the Trust. With respect to the funds owning foreign securities, Brown Brothers Harriman & Co. may hold securities outside the United States pursuant to subcustody arrangements separately approved by the Trust.

                              INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, audit and report on the fund's annual financial statements, review certain regulatory reports and the fund's federal income tax returns, and perform other professional, auditing, tax, and advisory services when engaged to do so by the Trust.

                                  FUND COUNSEL

General Counsel to the Adviser also serves as General Counsel to the Trust. The Adviser is reimbursed for time spent by the Adviser's staff attorneys on matters pertaining to the Trust. Pursuant to this arrangement, the fund reimbursed the Adviser $2,162 during the fiscal year ended October 31, 2001.

                         COUNSEL TO INDEPENDENT TRUSTEES

Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, is counsel to the independent Trustees of the Trust.

                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2001 are hereby incorporated by reference from the U.S. GLOBAL ACCOLADE FUNDS 2001 ANNUAL REPORT TO SHAREHOLDERS dated October 31, 2001. The Trust will promptly provide a copy of the financial statements, free of charge, upon request to: U.S. Global Investors, Inc., P.O. Box 781234, San Antonio, Texas 78278-1234, 1-800-873-8637
or (210) 308-1234.

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